UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 6, 2024
Date of Report (Date of earliest event reported)

MODEL N, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35840	77-0528806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, Suite 300
San Mateo, California 94404
 (Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 610-4600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00015 per share	MODN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

On May 6, 2024, the Company issued a press release announcing its financial results for the second quarter fiscal year 2024, which ended March 31, 2024. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

The information contained in this Item 2.02 of this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press Release entitled “Model N Announces Second Quarter Fiscal Year 2024 Financial Results,” dated May 6, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction involving Model N, Inc. (“Model N”) and affiliates of Vista Equity Partners. In connection with the proposed transaction, Model N has filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) and intends to file a definitive proxy statement on Schedule 14A and furnish to stockholders a proxy statement and WHITE proxy card. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that Model N may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF MODEL N ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MODEL N AND THE PROPOSED TRANSACTION. The preliminary proxy statement and future materials to be filed by Model N will be made available to Model N’s investors and stockholders at no expense to them and copies may be obtained free of charge on Model N’s website at https://investor.modeln.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Model N and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Model N stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Model N’s executive officers and directors in the solicitation by reading the preliminary proxy statement filed with the SEC in connection with the transaction, the Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and the subsequent Quarterly Reports on Form 10-Q, and the definitive proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Model N’s participants in the solicitation, which may, in some cases, be different than those of the Model N’s stockholders generally, are set forth in the preliminary proxy statement filed with the SEC and will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODEL N, INC.
(Registrant)

By:	/s/ John Ederer
John Ederer
Chief Financial Officer
Date: May 6, 2024